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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------


          Date of Report (Date of earliest event reported): May 4, 2009


                          COOPERATIVE BANKSHARES, INC.
               -------------------------------------------------
               (Exact name of registrant as specified in charter)

 NORTH CAROLINA                     0-24626                   56-1886527
 --------------                     -------                   ----------
(State or other                   (Commission               (IRS Employer
jurisdiction of                  File Number)            Identification No.)
incorporation)

              201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01       NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
                -------------------------------------------------------------
                RULE OR STANDARD; TRANSFER OF LISTING.
                -------------------------------------

         Cooperative Bankshares, Inc. (the "Company") issued a press release on May 8, 2009 announcing that that the Company is now in compliance with the listing standards of the The Nasdaq Stock Market ("Nasdaq"). As previously disclosed, on April 17, 2009, the Company received a letter from Nasdaq indicating that the Company was not in compliance with the filing requirements for continued listing under Nasdaq Marketplace Rule 5250(c)(1). The Nasdaq letter, which the Company expected, was issued in accordance with standard Nasdaq procedures due to the delayed filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the "Form 10-K") with the U.S. Securities and Exchange Commission (the "Commission").

         On May 1, 2009 the Company filed its Form 10-K with the Commission. As a result of the filing of the Form 10-K, the Company received a letter dated May 4, 2009 from Nasdaq stating that the Company is now in compliance with Marketplace Rule 5250(c)(1).

         A copy of the press release, dated May 8, 2009, announcing this matter and announcing that the report of the Company's independent registered public accounting firm included in the Form 10-K filed on May 1, 2009 contained a going concern qualification, is attached hereto as Exhibit 99.1

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

         (d)    Exhibits

                Number   Description
                ------   -----------

                99.1     Press Release dated May 8, 2009


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COOPERATIVE BANKSHARES, INC.


                                        /s/ Todd L. Sammons
                                        ----------------------------------------
                                        Todd L. Sammons
                                        Chief Financial Officer and Interim
                                        President and Chief Executive Officer


Date:  May 8, 2009